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                                                                     EXHIBIT 21
                   SUBSIDIARIES OF SIGNET BANKING CORPORATION
                                  MAY 31, 1994

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                             SUBSIDIARY                                  PLACE OF INCORPORATION
Signet Bank/Virginia                                                     Virginia
800 Building Corporation                                                 Virginia
Signet Mortgage Corporation                                              Virginia
Signet Second Mortgage Corporation                                       Virginia
Signet Bank (Bahamas), Ltd.                                              Bahamas
Second Eleutheran Investment Co., Ltd.                                   Bahamas
Signet Trust Company                                                     Virginia
Signet Properties Company                                                Virginia
Signet Insurance Services, Inc.                                          Virginia
Signet Financial Services, Inc.                                          Virginia
Signet Commercial Credit Corporation                                     Virginia
Signet Strategic Capital Corporation                                     Virginia
General Finance Service Corporation                                      Pennsylvania
Elgin Corporation                                                        Virginia
Signet Investment Banking Company                                        Virginia
Signet Bank/Maryland                                                     Maryland
St. Paul Realty, Inc.                                                    Maryland
Signet Equipment Company                                                 Maryland
Wharton & Bennett, Inc.                                                  Maryland
Sect. 12-A Corp.                                                         Maryland
Sect. 12-B Corp.                                                         Maryland
Sect. 13 Corp.                                                           Maryland
Sect. 14 Corp.                                                           Maryland
UTC Prop. No. 1, Inc.                                                    Maryland
UTC Prop. No. 2, Inc.                                                    Maryland
UTC Prop. No. 3, Inc.                                                    Maryland
UTC Prop. No. 4, Inc.                                                    Maryland
UTC Prop. No. 5, Inc.                                                    Maryland
UTC Prop. No. 6, Inc.                                                    Maryland
Landexco, Inc.                                                           Maryland
Signet Leasing and Financial Corporation                                 Maryland
Signet Insurance Services Inc./Maryland                                  Maryland
Signet Realty, Inc.                                                      Maryland
Signet Bank N.A.                                                         Washington, D.C.
Signet Municipal LeaseCorp                                               Virginia
NSM Corporation                                                          Virginia
The Budget Plan Company of Virginia                                      Virginia
Signet Lending Services, Inc.                                            Tennessee
DOPWO, Inc.                                                              Virginia
NP Corporation                                                           Maryland
NP No. 2 Corporation                                                     Maryland
NP No. 3 Corporation                                                     Maryland
NP No. 4 Corporation                                                     Maryland
NP No. 5 Corporation                                                     Maryland
NP No. 6 Corporation                                                     Maryland
NP No. 7 Corporation                                                     Maryland
NP No. 8 Corporation                                                     Maryland
NP No. 9 Corporation                                                     Maryland
NP No. 10 Corporation                                                    Maryland
VMD Servicing Corporation                                                Maryland
MWG I, Inc.                                                              Maryland
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                             SUBSIDIARY                                  PLACE OF INCORPORATION
MWG II, Inc.                                                             Maryland
MWG III, Inc.                                                            Maryland
MWG IV, Inc.                                                             Maryland
MWG V, Inc.                                                              Maryland
MWG VI, Inc.                                                             Maryland
MWG VII, Inc.                                                            Maryland
F H Properties, Inc.                                                     Virginia
F H Properties, No. 2, Inc.                                              Virginia
F H Properties, No. 3, Inc.                                              Virginia
F H Properties, No. 4, Inc.                                              Virginia
F H Properties, No. 5, Inc.                                              Virginia
F H Properties, No. 6, Inc.                                              Virginia
F H Properties, No. 7, Inc.                                              Virginia
F H Properties, No. 8, Inc.                                              Virginia
F H Properties, No. 9, Inc.                                              Virginia
F H Properties, No. 10, Inc.                                             Virginia
F H Properties, No. 11, Inc.                                             Virginia
F H Properties, No. 12, Inc.                                             Virginia
F H Properties, No. 13, Inc.                                             Virginia
F H Properties, No. 14, Inc.                                             Virginia
F H Properties, No. 15, Inc.                                             Virginia
RE I, Inc.                                                               Maryland
RE II, Inc.                                                              Maryland
RE III, Inc.                                                             Maryland
RE IV, Inc.                                                              Maryland
RE V, Inc.                                                               Maryland
RE VI, Inc.                                                              Maryland
RE VII, Inc.                                                             Maryland
RE VIII, Inc.                                                            Maryland
RE IX, Inc.                                                              Maryland
RE X, Inc.                                                               Maryland
RE XI, Inc.                                                              Maryland
RE XII, Inc.                                                             Maryland
RE XIII, Inc.                                                            Maryland
RE XIV, Inc.                                                             Maryland
RE XV, Inc.                                                              Maryland
SM II, Inc.                                                              Maryland
SM III, Inc.                                                             Maryland
SM IV, Inc.                                                              Maryland
SM V, Inc.                                                               Maryland
SM VI, Inc.                                                              Maryland
SM VII, Inc.                                                             Maryland
SM VIII, Inc.                                                            Maryland
SM IX, Inc.                                                              Maryland
SM X, Inc.                                                               Maryland
SM XI, Inc.                                                              Maryland
SM XII, Inc.                                                             Maryland
SM XIII, Inc.                                                            Maryland
SM XIV, Inc.                                                             Maryland
SM XV, Inc.                                                              Maryland
SM XVI, Inc.                                                             Maryland
Signet Asset Management, Inc./Delaware                                   Delaware
Signet Banking Corporation/Delaware                                      Delaware
Signet Commercial Credit Corporation/Delaware                            Delaware
Signet Credit Corporation/Delaware                                       Delaware
Signet Equipment Company/Delaware                                        Delaware

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                             SUBSIDIARY                                  PLACE OF INCORPORATION
Signet Financial Corporation/Delaware                                    Delaware
Signet Insurance Services, Inc./Delaware                                 Delaware
Signet Investment Banking Corporation/Delaware                           Delaware
Signet Investment Corporation/Delaware                                   Delaware
Signet Leasing & Financial Corporation/Delaware                          Delaware
Signet Properties Company/Delaware                                       Delaware
Signet Services Corporation/Delaware                                     Delaware
Signet Venture Capital Corporation/Delaware                              Delaware



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